EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Frontier Funds, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Frontier Funds, Inc. for the period ended December 31, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Frontier Funds, Inc. for the stated period.

/s/ William D. Forsyth III William D. Forsyth III President and Secretary, Frontier Funds, Inc. (Principal Executive Officer)		/s/ Elyce D. Dilworth Elyce D. Dilworth Treasurer and Assistant Secretary, Frontier Funds, Inc. (Principal Financial Officer)
Dated:	February 24, 2021	Dated:	February 24, 2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Frontier Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.